SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-12



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:



[GRAPHIC OMITTED]



                            FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") scheduled for Friday, April 3, 2009, at 2:00 p.m., Pacific Time. These materials discuss the proposals to be voted on at the Meeting.

THIS MEETING IS VERY IMPORTANT BECAUSE A SHAREHOLDER OF THE FUND HAS SUBMITTED A PROPOSAL REQUESTING THAT THE FUND CONVERT INTO AN OPEN-END FUND OR LIQUIDATE. YOUR BOARD WANTS TO KEEP THE FUND IN OPERATION AND PRESERVE ITS STRUCTURE AS A CLOSED-END FUND BECAUSE THE BOARD BELIEVES THAT THE FUND AND ITS CURRENT STRUCTURE PROVIDE YOU WITH A NUMBER OF REAL BENEFITS THAT ARE NOT AVAILABLE TO SHAREHOLDERS OF OPEN-END FUNDS. FOR THESE REASONS, WE ARE ASKING YOU TO VOTE AGAINST THE SHAREHOLDER PROPOSAL.

These materials also contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we'll vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote on the proposals, your proxy will be voted FOR the election of the nominees to the position of Trustee (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE FOR YOUR BOARD'S NOMINEES (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2) BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. RETURNING YOUR PROXY CARD DOES NOT PRECLUDE YOU FROM ATTENDING THE MEETING OR LATER CHANGING YOUR VOTE PRIOR TO ITS BEING CAST. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.

If you have any questions, please call the Fund's proxy solicitor, The Altman Group, at (800) 336-5159.






























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                            FRANKLIN UNIVERSAL TRUST

                   NOTICE OF 2009 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Friday, April 3, 2009, at 2:00 p.m., Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following proposals:

      o The election of a Board of Trustees of the Fund.

      o If properly presented, a shareholder proposal.

      o Such other matters as may properly come before the Meeting.

The Board of Trustees has fixed January 30, 2009 as the record date for the determination of shareholders entitled to vote at the Meeting.

YOUR VOTE IS EXTREMELY IMPORTANT, ESPECIALLY IN LIGHT OF THE SHAREHOLDER PROPOSAL, WHICH IS UNANIMOUSLY OPPOSED BY YOUR FUND'S BOARD. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2) by promptly completing, signing, dating and returning the enclosed proxy card.

If you have any questions or need additional information, please contact The Altman Group, Inc., the Fund's proxy solicitors, at 60 East 42nd Street, Suite 405, New York, NY 10165, or toll-free by telephone at (800) 336-5159.

                                 By Order of the Board of Trustees,

                                 Karen L. Skidmore
                                 SECRETARY

San Mateo, California
Dated: February 23, 2009


-------------------------------------------------------------------
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON APRIL 3, 2009. THE FUND'S NOTICE OF 2009 ANNUAL SHAREHOLDERS' MEETING AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYONLINE.COM/FRANKLINTEMPLETON.
-------------------------------------------------------------------

























                       This page intentionally left blank.




                            FRANKLIN UNIVERSAL TRUST

                                 PROXY STATEMENT

   INFORMATION ABOUT VOTING


   WHO IS ASKING FOR MY VOTE?

   In this proxy statement for the Annual Shareholders' Meeting (the "Meeting") of Franklin Universal Trust (the "Fund"), the Fund's Board of Trustees (the "Board" or the "Trustees") are unanimously asking you to vote:

o     FOR the election of your Board's eleven nominees to the
      ---
        position of Trustee (Proposal 1), and

o     AGAINST the shareholder proposal to liquidate the Fund or
      -------
        convert it into an open-end fund (Proposal 2),

   by promptly completing, signing, dating and returning the enclosed proxy card.

   WHY DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE AGAINST THE
   SHAREHOLDER PROPOSAL (PROPOSAL 2)?

   The shareholder proposal requests that the Fund's Board of Trustees take the steps necessary to open-end or liquidate the Fund, or otherwise permit shareholders to realize net asset value for their shares. The Fund's Trustees oppose the shareholder proposal because they believe it is in your best interests to continue to have the opportunity to invest in the Fund and retain the Fund's closed-end structure. Closed-end funds do not have to keep sufficient cash on hand to meet possible redemptions as do open-end funds, so they can be fully invested at all times for the benefit of the shareholders. Also, no other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered competitive returns to investors over time compared to its peers. The Trustees believe strongly that your Fund remains viable in its closed-end form, but will not be able to provide the same benefits to shareholders if it is liquidated or converted into an open-end fund.


   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?


   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. The Fund's management needs you to return the proxy card so that they can count your shares as present at the Meeting.


   WHO IS ELIGIBLE TO VOTE?


   Shareholders of record at the close of business on January 30, 2009, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about February 23, 2009.


   HOW WILL MY PROXY CARD BE VOTED?


   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don't specify a vote on the proposals, your shares will be voted FOR the election of the Fund's eleven nominees for Trustee (Proposal
   1) and AGAINST the shareholder proposal (Proposal 2).


   MAY I REVOKE MY PROXY?


   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.


   WHAT IF MY SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT?


   If your shares are held by your bank or broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your bank or broker and present it to the Inspector of Election at the Meeting.




   PROPOSAL 1: ELECTION OF TRUSTEES

   WHO ARE THE FUND'S NOMINEES?

   The Fund's nominees and the current Trustees of the Fund are Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. As described more fully below, these nominees have significant experience managing investment vehicles. Many of the Fund's nominees have been Trustees since the Fund was launched in 1988, and are also on the Boards of other open-end and closed-end Franklin Templeton funds. They have had experience as senior officers and directors of major business corporations, and some have also held senior positions in state and federal government.

   HOW ARE FUND NOMINEES SELECTED?

   The Board has a Nominating Committee consisting of Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as "Independent Trustees," and Trustees who are interested persons of the Fund are referred to as "Interested Trustees."

   The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.


   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was attached to the proxy statement for the Fund's 2008 Annual Shareholders' Meeting.

   WHAT IS THE BACKGROUND OF THE FUND NOMINEES?

   Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. Among the nominees, Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are deemed to be "interested persons" of the Fund for purposes of the 1940 Act. All of the nominees are currently members of the Board. In addition, all of the nominees are directors and/or trustees of other investment companies within the Franklin Templeton Investments fund complex.


   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 16.8% and 16.0%, respectively, of its outstanding shares as of December 31, 2008. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Trustee and Senior Vice President of the Fund, are brothers.


   Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.


   Listed below, for each nominee, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton Investments fund complex that he or she oversees, and other directorships held.


   NOMINEES FOR INDEPENDENT TRUSTEE


-----------------------------------------------------------------
                                    NUMBER OF
                                    PORTFOLIOS
                                    IN FUND
                                    COMPLEX
NAME, YEAR                LENGTH    OVERSEEN       OTHER
OF BIRTH AND              OF TIME   BY BOARD   DIRECTORSHIPS
ADDRESS       POSITION    SERVED    MEMBER*        HELD
-----------------------------------------------------------------
Harris J.     Trustee      Since    138        Bar-S Foods
Ashton (1932)              1988                (meat packing
One Franklin                                   company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------
Robert F.     Trustee      Since     115       None
Carlson                    2000
(1928)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired;  and FORMERLY,  Vice President,  senior member and President,  Board of
Administration,   California  Public  Employees   Retirement  Systems  (CALPERS)
(1971-2008);  member and  Chairman  of the Board,  Sutter  Community  Hospitals;
member,  Corporate  Board,  Blue  Shield  of  California;   and  Chief  Counsel,
California Department of Transportation.
-----------------------------------------------------------------
Sam Ginn      Trustee      Since     115       Chevron
(1937)                     2007                Corporation
One Franklin                                   (global energy
Parkway                                        company) and ICO
San Mateo,                                     Global
CA 94403-1906                                  Communications
                                               (Holdings) Limited
                                               (satellite
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).
-----------------------------------------------------------------
Edith E.      Trustee      Since     138       Hess Corporation
Holiday                    2004                (exploration and
(1952)                                         refining of oil
One Franklin                                   and gas), H.J.
Parkway                                        Heinz Company
San Mateo,                                     (processed foods
CA 94403-1906                                  and allied
                                               products), RTI
                                               International
                                               Metals, Inc.
                                               (manufacture and
                                               distribution of
                                               titanium),
                                               Canadian
                                               National Railway
                                               (railroad) and
                                               White Mountains
                                               Insurance Group,
                                               Ltd. (holding
                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------
Frank W.T.    Trustee      Since     115       Center for
LaHaye (1929)              1988                Creative Land
One Franklin                                   Recycling
Parkway                                        (brownfield
San Mateo,                                     redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------
Frank A.      Trustee      Since     138       Hess Corporation
Olson (1932)               2005                (exploration and
One Franklin                                   refining of oil
Parkway                                        and gas) and
San Mateo,                                     Sentient Jet
CA 94403-1906                                  (private jet
                                               service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------
Larry D.      Trustee      Since     145       None
Thompson                   2007
(1945)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
-----------------------------------------------------------------
John B.       Lead       Trustee     115       None
Wilson (1959) Independentsince 2006
One Franklin  Trustee    and Lead
Parkway                  Independent
San Mateo,               Trustee
CA 94403-1906            since
                         January
                         2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).
-----------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE
-----------------------------------------------------------------
                                    NUMBER OF
                                    PORTFOLIOS
                                    IN FUND
                                    COMPLEX
NAME, YEAR                LENGTH    OVERSEEN       OTHER
OF BIRTH AND              OF TIME   BY BOARD   DIRECTORSHIPS
ADDRESS       POSITION    SERVED    MEMBER*        HELD
-----------------------------------------------------------------
**Edward B.   Trustee,     Trustee,  1         None
Jamieson      President    President
(1948)        and Chief    since
One Franklin  Executive    1993 and
Parkway       Officer -    Chief
San Mateo,    Investment   Executive
CA 94403-1906 Management   Officer
                           -
                           Investment
                           Management
                           since
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Charles B.  Trustee and  Trustee   143       None
Johnson       Chairman of  since
(1933)        the Board    1988 and
One Franklin               Chairman
Parkway                    of the
San Mateo,                 Board
CA 94403-1906              since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Rupert H.   Trustee and  Since     56        None
Johnson, Jr.  Senior Vice  1988
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Edward B. Jamieson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of the Fund's investment manager.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this proxy statement. It is possible that after this date, information about the officers may change.


   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

   The following tables provide the dollar range of equity securities of the Fund and of all funds overseen by the Trustees in the Franklin Templeton Investments fund complex beneficially owned by the Trustees as of December 31, 2008.

   INDEPENDENT TRUSTEES


                                                AGGREGATE DOLLAR RANGE OF
                           DOLLAR RANGE         SECURITIES IN ALL FUNDS OVERSEEN
                           OF EQUITY            BY THE BOARD MEMBER IN THE
                           SECURITIES IN        FRANKLIN TEMPLETON
NAME OF NOMINEE            THE TRUST            INVESTMENTS FUND COMPLEX
---------------------------------------------------------------------
                             $1-$10,000         Over $100,000
Harris J. Ashton..........
---------------------------------------------------------------------
Robert F. Carlson.........      None            Over $100,000
---------------------------------------------------------------------
Sam Ginn..................      None            Over $100,000
---------------------------------------------------------------------
Edith E. Holiday..........      None            Over $100,000
---------------------------------------------------------------------
Frank W.T. LaHaye.........$10,001-$50,000       Over $100,000
---------------------------------------------------------------------
Frank A. Olson............      None            Over $100,000
---------------------------------------------------------------------
Larry D. Thompson.........      None            Over $100,000
---------------------------------------------------------------------
John B. Wilson............      None            Over $100,000
---------------------------------------------------------------------

INTERESTED TRUSTEES

----------------------------------------------------------------------
                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                            SECURITIES IN ALL FUNDS OVERSEEN
                           DOLLAR RANGE OF  BY THE BOARD MEMBER IN THE
                            SECURITIES IN   FRANKLIN TEMPLETON
NAME OF NOMINEE               THE TRUST     INVESTMENTS FUND COMPLEX
----------------------------------------------------------------------
                                None             Over $100,000
Edward B. Jamieson........
----------------------------------------------------------------------

Charles B. Johnson........   $1-$10,000          Over $100,000
----------------------------------------------------------------------

Rupert H. Johnson, Jr.....   $1-$10,000          Over $100,000
----------------------------------------------------------------------


   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The Fund's Independent Trustees constitute the sole Independent Trustees of 28 investment companies in the Franklin Templeton Investments complex, for which each Independent Trustee currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund's lead independent trustee is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Fund. John B. Wilson, who serves as chairman of the Audit Committee of the Fund and such other funds, receives an additional fee of $40,000 per year, a portion of which is allocated to the Fund. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. During the fiscal year ended August 31, 2008, there were 10 meetings of the Board, three meetings of the Nominating Committee, and seven meetings of the Audit Committee. Each of the Trustees attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.

   The Fund does not currently have a formal policy regarding Trustees' attendance at the Annual Shareholders' Meeting. One Trustee, Edward B. Jamieson, attended the Fund's last annual meeting held on March 14, 2008.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table indicates the aggregate compensation paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton Investments fund complex. These Trustees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments fund complex enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.


                                                          NUMBER OF BOARDS
                                    TOTAL COMPENSATION    WITHIN FRANKLIN
                   AGGREGATE        FROM FRANKLIN         TEMPLETON INVESTMENTS
                   COMPENSATION     TEMPLETON INVESTMENTS FUND COMPLEX ON WHICH
 NAME OF TRUSTEE   FROM THE TRUST*  FUND COMPLEX**        TRUSTEE SERVES***
 -------------------------------------------------------------------------------

 Harris J. Ashton.....  $3,334        $517,760              42

 Robert F. Carlson....   5,349         318,718              28

 Sam Ginn.............   3,334         300,303              28

 Edith E. Holiday.....   3,334         514,000              42

 Frank W.T. LaHaye....   5,343         321,000              28

 Frank A. Olson.......   3,334         493,000              42

 Larry D. Thompson       3,334         486,765              44

 John B. Wilson ......   5,389         387,060              28

----------------

  * Compensation received for the fiscal year ended August 31, 2008.
 ** Estimated compensation received for the calendar year ended December 31,
    2008.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 46 U.S. registered investment companies, with approximately 152 U.S. based funds or series.


   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her professional experience for the past 5 years, and his or her position and length of service with the Fund:


-----------------------------------------------------------------
NAME, YEAR
OF BIRTH AND
ADDRESS       POSITION           LENGTH OF TIME SERVED
-----------------------------------------------------------------
Jennifer J.   Chief Executive    Since December 2008
Bolt          Officer - Finance
(1964)        and Administration
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Franklin Templeton Asset Management (India) Private Limited and Templeton Global Advisors Limited; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
James M.      Chief Compliance   Since 2004
Davis         Officer
(1952)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment
companies  in  Franklin  Templeton  Investments;   and  FORMERLY,   Director  of
Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------
Laura F.      Treasurer, Chief   Treasurer since 2004, Chief
Fergerson     Financial Officer  Financial Officer and Chief
(1962)        and Chief          Accounting Officer since 2008
One Franklin  Accounting Officer
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
-----------------------------------------------------------------
David P.      Vice President     Since 2000
Goss (1947)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
**Edward B.   Trustee,           Trustee, President since 1993
Jamieson      President and      and Chief Executive Officer -
(1948)        Chief Executive    Investment Management since
One Franklin  Officer -          2002
Parkway       Investment
San Mateo,    Management
CA 94403-1906

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Edward B. Jamieson.
-----------------------------------------------------------------
**Charles B.  Trustee and        Trustee since 1988 and
Johnson       Chairman of the    Chairman of the Board since
(1933)        Board              1993
One Franklin
Parkway
San Mateo,
CA 94403-1906

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Charles B. Johnson.
-----------------------------------------------------------------
**Rupert H.   Trustee and        Since 1988
Johnson, Jr.  Senior Vice
(1940)        President
One Franklin
Parkway
San Mateo,
CA 94403-1906

Please refer to the table "Nominees for Interested Trustee" for additional information about Mr. Rupert H. Johnson.
-----------------------------------------------------------------
Karen L.      Vice President     Since 2006
Skidmore      and Secretary
(1952)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------
Craig S.      Vice President     Since 2005
Tyle (1960)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin
Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel,
Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------


PROPOSAL 2: A SHAREHOLDER PROPOSAL


      A shareholder (the "Shareholder Proponent") has submitted the following proposal (the "Shareholder Proposal") to be included in this proxy statement:


      RESOLVED: The shareholders ask the Trustees to take the steps necessary to open-end or liquidate the Franklin Universal Trust (FT), or otherwise permit shareholders to realize net asset value (NAV) for their shares.

                OPPOSITION STATEMENT OF FRANKLIN UNIVERSAL TRUST

      YOUR FUND'S BOARD UNANIMOUSLY OPPOSES THE SHAREHOLDER PROPOSAL AND BELIEVES IT IS IN YOUR BEST INTERESTS FOR THE FUND TO RETAIN ITS CLOSED-END STRUCTURE. No other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered competitive returns to investors over time compared to its peers. The Board believes strongly that your Fund remains viable in its current form, but will not be able to provide the same benefits to shareholders if liquidated or converted into an open-end fund. THE BOARD THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.


REASONS FOR THE BOARD'S RECOMMENDATION

      Your Fund's Board has reviewed and considered the Shareholder Proposal but believes that it is not in the best interests of the Fund and its shareholders. For the reasons discussed below, the Board believes that the Fund's shareholders, and particularly the Fund's long-term shareholders, are best served by retaining the Fund's closed-end structure.



1. ADVANTAGES OF KEEPING YOUR FUND AS A CLOSED-END FUND.

      As a closed-end fund, your Fund has particular advantages over open-end funds, including:


      YOUR FUND RECEIVES SIGNIFICANT BENEFITS FROM ITS USE OF LEVERAGE; OPEN-END FUNDS CANNOT USE LEVERAGE. As a closed-end fund, your Fund is able to issue debt securities and use the proceeds to make investments. Your Fund would not be able to do this if it were liquidated or open-ended. Shareholders receive direct benefits from the Fund's use of leverage to the extent that the total return on portfolio securities purchased with the leverage exceeds the interest payments on the debt securities. By using leverage, your Fund has the potential to experience enhanced returns compared to open-end funds.

      The Fund refinanced its leverage in August 2008, replacing its maturing 5-year notes, on which it had paid an annual interest rate of 4.14%, with new 5-year notes maturing in August 2013, on which it pays a fixed annual interest rate of 5.87% (the "Senior Notes"). As a result of prepayments and related make-whole payments necessitated by the recent volatility in financial markets and the need to maintain asset coverage, the Fund currently has issued and outstanding $42 million in Senior Notes, representing approximately 26.3% of its total assets as of October 31, 2008.

      Despite the increase in interest rate paid on the Senior Notes, the new rate is very attractive both in comparison to current market borrowing rates, as well as yields available in the high-yield debt market, which were at historic highs of approximately 20% as of November 21, 2008.(1) Management believes that the Fund and its shareholders continue to receive direct benefits from the Fund's use of leverage to the extent that the total return on portfolio securities purchased with the leverage exceeds the interest payments on the debt securities.

      YOUR FUND HAS THE ABILITY TO ALWAYS BE FULLY INVESTED; OPEN-END FUNDS DO NOT. By definition, an open-end fund permits shareholders to redeem their shares every business day. As a result, open-end funds typically cannot have their assets fully invested because they need to maintain cash balances to pay for net redemptions. Alternatively, open-end funds can temporarily borrow cash to finance net redemptions, but they must pay interest on those borrowings. In either case, maintaining cash balances or paying interest on borrowing instead of investing in appreciable assets can reduce an open-end fund's total return. Similarly, an open-end fund in times of market turmoil, such as those experienced recently in the financial markets, may be forced to keep large cash balances or sell assets at what it believes to be temporarily depressed market prices in order to process redemptions. A closed-end fund like your Fund, by contrast, does not generally permit redemptions except in extraordinary circumstances, such as in a tender offer or liquidation. As a result, your Fund typically maintains cash balances of less than 1% of total assets, thus potentially enhancing returns by remaining essentially fully invested at all times. The Fund is not forced to liquidate securities in order to process redemptions. For the same reason, your Fund has the ability to invest more extensively in illiquid securities than open-end funds, although currently it does not do so.

      YOUR FUND'S SHARES TRADE THROUGHOUT THE DAY; MOST OPEN-END FUNDS DO NOT. Open-end funds typically price their shares once a day, usually just after the close of trading on the New York Stock Exchange ("NYSE") at 4:00 p.m., Eastern Time. Closed-end funds like your Fund, however, can be traded throughout the day. That means that a closed-end fund shareholder's buy or sell order can be executed for the market price prevailing on the exchange at precisely the time the shareholder's broker-dealer places the trade, rather than at the very end of the trading day. This may give holders of closed-end fund shares certain liquidity and trading advantages that are not available to holders of most open-end fund shares.(2)

2. YOUR FUND'S DISCOUNT IS NOT SIGNIFICANTLY GREATER THAN THOSE
OF OTHER CLOSED-END FUNDS

      As with most other closed-end funds, the market price of the Fund's shares is often lower than the Fund's NAV per share. That is, the Fund's shares often trade at a discount. Based on history, it should not be assumed that the Fund's current discount is permanent. Indeed, from March 2001 through April 2003, your Fund's shares traded at a premium. Accordingly, the Board believes that the presence of a discount should not, by itself, necessitate the drastic step of open-ending or liquidating your Fund.

      Your Fund's Board has already taken steps to help address the discount. In January 2006, the Board authorized the Fund's investment manager to implement an open-market share repurchase program pursuant to which the Fund would purchase, from time to time, up to 10% of its common stock in open-market transactions, at the discretion of the investment manager. In December 2007, the Board authorized the Fund to repurchase an additional 10% of its common stock, at the discretion of the Fund's investment manager. The share repurchase program is intended to benefit shareholders by enabling your Fund to acquire its own shares at a discount to NAV, thereby increasing the proportionate interest of each remaining shareholder in the Fund. The Board also hopes that the share repurchase program will help bring the market price of the Fund's shares closer to NAV. As of October 31, 2008, the Fund had completed the initial 10% repurchase program, but had not repurchased any additional shares under the 10% extension authorized by the Board. The Board has also maintained the Fund's monthly dividend at 3.8 cents per share. Both of these measures are designed by the Board to help address your Fund's discount.

      The Fund's management believes that the Fund's current discount has been significantly aggravated as a result of recent broad-based market volatility and unrest that has generally affected all financial markets, including the closed-end fund industry. As of December 31, 2008, for leveraged and non-leveraged multi-sector closed-end funds, the average discount was -12.42% and the median discount was -16.67%, compared to the Fund's discount of -17.76%. (Source: UBS Investment Bank).


      Accordingly, the Fund's management views the current discount as a result of market forces unrelated to the Fund's core investment strategies, and not as a permanent phenomenon arising from Fund's investment program. The Fund's management therefore believes that it would be unwise to recommend open-ending or liquidating the Fund based on market conditions unrelated to the Fund's overall investment mandate.

3. YOUR FUND'S UNIQUE MARKET POSITION

      Despite the Fund's current market price discount to NAV, the Board believes that your Fund's performance, coupled with its unique position in the marketplace, justifies retaining your Fund's closed-end structure as in the best interests of long-term shareholders. For these shareholders, the Fund's investment approach and long-term market price performance may be more important than its discount.

      Your Fund has a unique strategy and investment parameters that are different from its closed-end fund competitors, as well as any open-end fund in the Franklin Templeton complex. As stated in its annual report, the Fund invested approximately 64.4% of its assets in high yield debt of U.S. issuers and 27.2% in utility stocks as of August 31, 2008. Your Fund is the only closed-end fund currently in existence that has this unique asset mix, which provides investors with both high current income as well as the potential for price appreciation on both high yield bonds and utility stocks. This portfolio composition and risk/return profile, together with the Fund's ability to use leverage, may directly appeal to many of the Fund's current long-term shareholders, who might not be able to find a comparable investment if the Fund were open-ended or liquidated.

4. YOUR FUND'S COMPETITIVE PERFORMANCE

      Your Fund's long-term performance has been consistently competitive relative to its Lipper peer group (based on change in NAV), as shown in the table below:

FRANKLIN UNIVERSAL TRUST PERFORMANCE AS OF DECEMBER 31, 2008

       ---------------------------------------------------------------------

       AVERAGE ANNUAL TOTAL RETURN(1)  1-YEAR   3-YEAR    5-YEAR   10-YEAR
       ---------------------------------------------------------------------
                                      -39.98%   -8.33%    -1.57%    -0.79%
       Fund Return Based on Change
       in Market Price(2)
       ---------------------------------------------------------------------

       Fund Return Based on Change
       in Net Asset
       Value(3)                       -36.42%   -7.01%    -0.30%    0.74%
       ---------------------------------------------------------------------

       Lipper Closed End High
       Current Yield Funds
       (Leveraged)(4)                 -44.09%  -15.89%    -5.02%   -0.67%
       ---------------------------------------------------------------------

       Rank in Lipper Category
       Based on Change in
       NAV(4)                          13/38     6/32      1/28     5/20
       ---------------------------------------------------------------------

       Credit Suisse (CS) High Yield
       Index(5)                       -26.17%   -5.34%    -0.58%    2.87%
       ---------------------------------------------------------------------

       Standard & Poor's (S&P) 500
       Utilities
       Index(6)                       -28.98%    0.85%     8.31%    2.73%
       ---------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
(1) Reflects average annual changes in value of an investment over the periods indicated.
(2) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
(3) Assumes reinvestment of distributions based on net asset value.
(4) Source: Lipper Inc. The Lipper Closed-End High Current Yield Fund (Leveraged) Universe is comprised of the fund and all closed-end debt leveraged high current yield funds regardless of asset size or primary channel of distribution. Returns are based on change in net asset value.
(5) The Credit Suisse High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
(6) The S&P 500 Utilities Index is a market capitalization weighted index that includes electric utility stocks in the S&P 500. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. YOUR FUND CONTINUES TO BE VIABLE AND SUCCESSFUL AS A CLOSED-END FUND

      Given the costs of open-ending or liquidating your Fund, the Board would only recommend this action in the face of compelling circumstances, such as if there were serious concerns about the continuing viability of the Fund as a suitable long-term investment for shareholders. The Board does not believe that these circumstances are present in the case of your Fund.

      Rather, the Board believes that your Fund is viably situated as a closed-end fund. The Board therefore believes that open-ending or liquidating your Fund would deprive the Fund's long-term shareholders of the unique characteristics they were seeking when they originally chose to invest in this closed-end fund.

CONCLUSION

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE SHAREHOLDER PROPOSAL.


         SUPPORTING STATEMENT OF THE SHAREHOLDER PROPONENT

For more than five years, FT shares have sold at an average discount to net asset value greater than 10%. In 2006 the FT Trustees authorized the fund "to engage in a share repurchase program in efforts to address the Fund's discount to net asset value," but these efforts have been unsuccessful. The discount stubbornly remains in double digits and acts as a deadweight loss of shareholder value.

Moreover, management's argument last year that open-ending would eliminate the potential advantages of leverage is far less credible today, since [the Fund] is now paying a much higher interest rate to borrow. FT's cost of borrowing has increased by 42%!

FT shareholders deserve better. This proposal calls for direct action by the Trustees to reduce the discount once and for all. Open-ending or liquidating the fund would be the most direct way to let shareholders realize the full value of our investment.

The Shareholder Proponent is Walter S. Baer, 344 S. Canyon View Drive, Los Angeles, California 90049. Neither the Fund, its Board nor management is responsible for the contents of the Shareholder Proposal or the Supporting Statement of the Shareholder Proponent.





   ADDITIONAL INFORMATION ABOUT THE FUND


   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Investment Manager, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC Inc., 4400 Computer Drive, Westborough, MA 01850.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2008, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800/342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of January 30, 2009, the Fund had 25,131,893.784 shares outstanding and total net assets of $120,346,507. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 30, 2009, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:


  --------------------------------------------------------------
                                PERCENT OF
                                AMOUNT AND
                                NATURE OF
  NAME AND ADDRESS OF           BENEFICIAL       OUTSTANDING
  BENEFICIAL OWNER              OWNERSHIP        SHARES
  --------------------------------------------------------------
  Bulldog Investors General     1,942,024(1)        7.73(2)
  Partnership and Phillip
  Goldstein
  60 Heritage Drive
  Pleasantville, NY  10570
  --------------------------------------------------------------
  Roumell Asset Management,     1,388,697(3)        5.5(4)
  LLC and James C. Roumell
  2 Wisconsin Circle
  Suite 660
  Chevy Chase, MD  20815
  --------------------------------------------------------------


(1) The nature of beneficial ownership is 1,428,849 shares with sole voting power, 513,175 with shared voting power, and 1,942,024 with sole dispositive power by Bulldog Investors General Partnership and Phillip Goldstein, as reported on Schedule 13D/A, filed with the U.S. Securities and Exchange Commission as of as of January 20, 2009.

(2) As reported on Schedule 13D/A, filed with the U.S. Securities and Exchange Commission as of January 20, 2009.

(3) The nature of beneficial ownership is 9,630 shares with sole voting power, 1,379,067 shares with shared voting power, and 1,388,697 shares with sole dispositive power by James C. Roumell, and 1,379,067 shares with shared voting power and sole dispositive power by Roumell Asset Management, LLC, as reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission as of December 31, 2008.

(4) As reported on Schedule 13G, filed with the U.S. Securities and Exchange Commission as of December 31, 2008.


   In addition, to the knowledge of the Fund's management, as of January 30, 2009, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.


   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. U.S. securities law requires that the Fund's Trustees, officers and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its Investment Manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this proxy statement any failure to file by these dates during the fiscal year ended August 31, 2008. The Fund believes that, all Section 16(a) filing requirements applicable to its Trustees, officers and 10% shareholders were complied with during the fiscal year ended August 31, 2008.


   CONTACTING THE BOARD OF TRUSTEES. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund's offices, One Franklin Parkway, San Mateo, California 94403. The correspondence will then be given to the Board for their review and consideration.


   AUDIT COMMITTEE


   The Board has a standing Audit Committee currently consisting of Messrs. Wilson (Chairman), Carlson and LaHaye, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting.

   SELECTION OF AUDITORS. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $31,362 for the fiscal year ended August 31, 2008, and $28,565 for the fiscal year ended August 31, 2007.

   AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under "Audit Fees" above were $10,000 for the fiscal year ended August 31, 2008, and $9,522 for the fiscal year ended August 31, 2007. The services for which these fees were paid included attestation services.

   There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of its financial statements for the fiscal years ended August 31, 2008 and August 31, 2007.

   TAX FEES. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2008 and August 31, 2007.

   The fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2008, and $46,000 for the fiscal year ended August 31, 2007.

   ALL OTHER FEES. The aggregate fees paid to PwC for products and services rendered by PwC to the Fund not reported in previous paragraphs were $141 for the fiscal year ended August 31, 2008, and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

   The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund not reported in previous paragraphs were $283,936 for the fiscal year ended August 31, 2008, and $0 for the fiscal year ended August 31, 2007. The services for which these fees were paid included review of materials provided to the Fund's Board in connection with the investment management contract renewal process.

   AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   AGGREGATE NON-AUDIT FEES. The aggregate fees paid to PwC for non-audit services to the Fund, and to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, were $294,177 for the fiscal year ended August 31, 2008, and $55,522 for the fiscal year ended August 31, 2007.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   AUDIT COMMITTEE REPORT. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached hereto as "Appendix A".

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.


   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.


   Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2008, for filing with the SEC.

                                 THE AUDIT COMMITTEE
                                 John B. Wilson (Chairman)
                                 Robert F. Carlson
                                 Frank W.T. LaHaye


   FURTHER INFORMATION ABOUT VOTING AND THE MEETING


   SOLICITATION OF PROXIES. Your vote is being solicited by the Trustees of the Fund. The cost of soliciting these proxies will be borne in part by the Fund. However, should there be a competing proxy statement for the Meeting, the Investment Manager has agreed to bear half of the solicitation costs in excess of the costs expended on the solicitation of proxies for the Fund's 2007 Annual Shareholders' Meeting (excluding the salaries and fees of officers and employees). Subject to the foregoing, the Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

   In addition to solicitation services to be provided by The Altman Group, Inc. ("Altman"), as described below, proxies may be solicited by the Fund and its Trustees, officers and employees (who will receive no compensation therefor in addition to their regular salaries) and/or regular employees of the Fund's Investment Manager, administrator, stock transfer agent, or any of their affiliates.

   The Fund has contracted with Altman to assist with solicitation of proxies. The Fund anticipates that the cost of retaining Altman will be up to approximately $35,000, plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below). The Fund has also agreed to indemnify Altman against certain liabilities and expenses, including liabilities under the federal securities laws. Altman anticipates that approximately 20 of its employees or other persons will be involved in soliciting shareholders of the Fund. Altman's address is 60 East 42nd Street, Suite 405, New York, NY 10165.

   The Fund expects that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

   Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees) will be approximately $90,000 to $120,000. To date, approximately $66,500 has been spent on the solicitation. These estimates include fees for attorneys, accountants, advisers, proxy solicitors, advertising, printing, distribution and other costs incidental to the solicitation, but exclude costs normally expended for the election of Trustees in the absence of a contest. As described above, the Fund and the Investment Manager intend to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. Because the Shareholder Proposal is considered to be a non-routine item under NYSE rules, broker-dealer firms holding shares of the Fund in "street name" for their customers will not be permitted by NYSE rules to vote on the Shareholder Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

   QUORUM. Forty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees requires a plurality of shares voted, meaning that the eleven nominees receiving the greatest number of votes shall be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

   Provided that a quorum has been established, the affirmative vote of a majority of shares voted at the Meeting is required to approve the Shareholder Proposal. For purposes of the Shareholder Proposal, abstentions and broker non-votes, if any, will have no effect on the result of the vote. The Shareholder Proposal is only a recommendation and, if it is approved by the required vote, will have no binding effect on the Fund or the Board of Trustees. In considering whether or not to take action in response to the proposal, the Board of Trustees will give the request set forth in the Shareholder Proposal such weight as it believes appropriate based on the voting of shareholders for the proposal and other relevant factors.

   ADJOURNMENT. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned by a majority vote of the shares represented at the Meeting, either in person or by proxy, properly cast upon the question of adjournment. If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 60 days from the date set for the original Meeting, in which case the Board of Trustees shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.

   Whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting, and on any other proposals properly raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules.

   SHAREHOLDER PROPOSALS. The Fund anticipates mailing this proxy statement on or about February 23, 2009. The Fund anticipates that its next Annual Shareholders' Meeting will be held on or about Friday, March 26, 2010. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than October 26, 2009, in order to be considered for inclusion in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2010 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices of such proposal by January 11, 2010. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2010 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of management.

                             By order of the Board of Trustees,

                             Karen L. Skidmore
                             SECRETARY


   Dated: February 23, 2009
   San Mateo, California







                                   APPENDIX A



                             AUDIT COMMITTEE CHARTER

I.  THE COMMITTEE.

    The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time, but in no event less than three, and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in
Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate, meaning that each member is able to read and understand fundamental financial statements, including the Fund's balance sheet and income statement. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II. PURPOSES OF THE COMMITTEE.

    The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and in accordance with generally accepted accounting principles; it is the responsibility of the auditors to conduct audits and the responsibility of management to prepare the Fund's financial statements in accordance with generally accepted accounting principles.

    In giving its recommendations to the Board with respect to the Fund's financial statements, the Committee will rely on:

1) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles,

2) the report of the Fund's auditors with respect to such financial statements.

    Consistent with such allocation of functions, the purposes of the Committee are:

      (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

      (b) To oversee the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof;

      (c) To act as a liaison between the Fund's auditors and the Board; and

      (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

    In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.  POWERS AND DUTIES.

    The Committee shall have the following powers and duties to carry out its purposes:

      (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the Independence Standards Board and American Institute of Certified Public Accountants.

      (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

        (i) pre-approval of all audit and audit related services;

        (ii)pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)pre-approval of all non-audit related services to be provided by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

        (iv)establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

      (c) To meet with the auditors, including private meetings, as necessary to
          (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial, accounting and reporting policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

      (d) To receive and consider reports from the auditors:

        (i) as required by generally accepted accounting standards; and

       (ii) annually and by update as required by SEC Regulation S-X, regarding:
            (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

      (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

      (f) In considering the independence of the auditors, to request from, and discuss with, the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors' judgment, could be thought to bear upon the auditors' independence; to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditors' independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

      (g) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

      (h) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit of, and the report of the auditors on the Fund's annual financial statements, including footnotes and any significant audit findings.

      (i) To consider any reports of difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management's response thereto.

      (j) To review certifications of the Fund's Chief Executive Officer - Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls over financial reporting , and for any other purposes the Committee deems appropriate, as required by ss. 302 of the Sarbanes-Oxley Act.

      (k) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates"). In connection therewith, the Committee shall:

        (i) determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

       (ii) if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

      (iii) at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

       (iv) acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

        (v) otherwise respond to evidence of a material violation.

IV. OTHER FUNCTIONS AND PROCEDURES OF THE COMMITTEE.

      (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III (c), above; and (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

      (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters.

      (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

      (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

      (f) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

          ADDITIONAL STATEMENTS FOR CLOSED-END FUNDS ONLY

(The  provisions set forth in Appendix A-1 hereto are intended to cover specific
requirements   and  wording   mandated  by  applicable  Stock  Exchange  listing
requirements.)




                                  APPENDIX A-1

In addition to the purposes set forth above, the purposes of the Committee include:

(a) preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and

(b) the assistance of oversight, as either part of the full Board or as a Committee, of the Fund's compliance with legal and regulatory requirements.

In addition to the powers and duties set forth above, the Committee shall have the following powers and duties to carry out its purposes:

(a) To obtain and review a report by the auditors, at least annually, describing:

        (i) All relationships between the auditors and the Fund, the Fund's adviser, and any control affiliate of the adviser that provides ongoing services to the Fund;

        (ii) Any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and

        (iii) The auditors' internal quality-control procedures;

(b) To discuss generally, to the extent the Fund issues any earnings press releases or any financial information and earnings guidance provided to analysts and rating agencies, any such releases or information and guidance;

(c) To discuss in a general manner, as either part of the full Board or as a Committee, the Fund's processes with respect to risk assessment and risk management;

(d) To review and approve, as either part of the full Board or as a Committee, clear policies relating to the hiring by entities within Franklin Templeton Investments of employees or former employees of the auditors;

(e) To evaluate, as either part of the full Board or as a Committee, its performance at least annually; and

(f) Upon appointment of a member (i) to the Committee or (ii) to the audit committee of another public company, who simultaneously serves on the audit committees of three or more public companies, to request the Board to determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

The Committee shall comply with such other rules of the New York Stock
Exchange, Inc., the American Stock Exchange and the U.S. Securities and Exchange Commission applicable to closed-end funds, as such may be adopted and amended from time to time.


(1) As of November 21, 2008, the average yield the JPMorgan High-Yield Index was 20.22%. These yields may be offset to some extent by increased default rates.

(2) Certain open-end funds, known as exchange-traded funds or ETFs, trade on a stock exchange throughout the day, but only as long as a large institution, such as a bank or broker-dealer, agrees to make a market in the ETF's securities. Closed-end funds like your Fund, however, will continue to trade as long as they are listed on a stock exchange, regardless of whether an institution agrees to make a market in their securities.








                                      PROXY

                            FRANKLIN UNIVERSAL TRUST
                  ANNUAL SHAREHOLDERS' MEETING - APRIL 3, 2009


The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, David P. Goss, and Karen L. Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m., Pacific Time, on April 3, 2009, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THE BOARD OF TRUSTEES OF THE FUND SOLICITS THIS PROXY. It will be voted as specified on the reverse. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF THE FUND'S NOMINEES TO THE POSITION OF TRUSTEE (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.


                 You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.



                 --------------------------------------------------------------
                 Signature(s) and Title(s), if applicable           Date



                 --------------------------------------------------------------
                 Signature(s) and Title(s), if applicable           Date


                                    Sign your name exactly as it appears in the registration on the proxy card. If the shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


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                                    FOLD HERE

Three simple methods to vote your proxy:                                CONTROL
                                                                        NUMBER:
Internet:  Log on to WWW.PROXYONLINE.COM. Make sure to have this proxy card available when you plan to vote your shares.
           You will need the control number found in the box at the right at the time you execute your vote.

Touchtone  Simply dial toll-free 1-866-437-4581 and follow the automated
Phone: instructions. Please have this proxy card available at the time of the call.

Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.









PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.  [ X ]



THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL
NOMINEES.

1. Proposal: Election of Trustees.



                                                                       WITHHOLD
                                                           FROM ALL    FOR ALL
NOMINEES:                                                 (NOMINEES)  (NOMINEES)
(01) Harris J. Ashton          (06) Charles B. Johnson
(02) Robert F. Carlson         (07) Rupert H. Johnson, Jr.   [  ]        [  ]
(03) Sam Ginn                  (08) Frank W.T. LaHaye
(04) Edith E. Holiday          (09) Frank A. Olson
(05) Edward B. Jamieson        (10) Larry D. Thompson
                               (11) John B. Wilson

------------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 2.

2. Shareholder Proposal:                        FOR     AGAINST    ABSTAIN


The shareholders ask the Trustees to
take the steps necessary to open-end or         [ ]        [ ]        [ ]
liquidate the Fund, or otherwise permit
shareholders to realize net asset value
(NAV) for their shares.


If you should have any questions about the proxy material or the execution of your vote, simply call 1-800-336-5159 between the hours of 10 am and 10 pm Eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.